UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2015

IGNYTA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36344	45-3174872
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11111 Flintkote Avenue

San Diego, California 92121

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (858) 255-5959

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On May 30, 2015, interim results from Ignyta Inc.’s two Phase 1 clinical trials of entrectinib were presented in poster presentations, including a poster discussion, at the 2015 Annual Meeting of the American Society of Clinical Oncology (ASCO) in Chicago, Illinois. The press release dated June 1, 2015 announcing the data from the poster presentations is attached hereto as Exhibit 99.1. The poster presentations are attached hereto as Exhibits 99.2 and 99.3.

In addition, the slide presentation attached as Exhibit 99.4 was presented by management of the company in a meeting on May 31, 2015. Information from this slide presentation may also be used by management of the company in future meetings regarding the company.

The information contained in this Item 7.01 and in Exhibits 99.1, 99.2, 99.3 and 99.4 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated June 1, 2015.

99.2	Presentation, dated May 30, 2015.

99.3	Presentation, dated May 30, 2015.

99.4	Presentation, dated May 31, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 1, 2015	IGNYTA, INC.

	By:	/s/ Jonathan Lim, M.D.
	Name:	Jonathan Lim, M.D.
	Title:	President, Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated June 1, 2015.

99.2	Presentation, dated May 30, 2015.

99.3	Presentation, dated May 30, 2015.

99.4	Presentation, dated May 31, 2015.

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